PLAN OF SHARE EXCHANGE AGREEMENT

         This PLAN OF SHARE EXCHANGE AGREEMENT (the "Agreement"), is entered into on September 30, 1999 by and between:

         THE THAXTON GROUP, INC., a South Carolina corporation (hereinafter referred to as "Group"; and

         THAXTON INVESTMENT CORPORATION, a South Carolina Corporation hereinafter referred to as "TIC"; and

         THAXTON OPERATING COMPANY, a South Carolina corporation hereinafter referred to as "TOC;" and

         JAMES D. THAXTON, an individual residing in Pageland, South Carolina, hereinafter referred to as "Shareholder."

         WHEREAS, Shareholder owns all of the issued and outstanding shares of the common stock of TIC (the "TIC Stock") and the overwhelming majority of the issued and outstanding voting common stock of Group; and

         WHEREAS, TIC and its subsidiaries conduct consumer finance operations substantially similar to the consumer finance operations of Group and its subsidiaries; and

         WHEREAS, Finova Capital Corporation, a Delaware corporation ("Finova"), provides financing for TIC and Group; and

         WHEREAS, the combination of TIC and Group will improve the overall financial condition of the combined entity and facilitate the development of a comprehensive financing arrangement with Finova; and

         WHEREAS, in order to effectuate the combination of TIC and Group, Group desires to acquire, and Shareholder desires to transfer, all of the issued and outstanding shares of TIC Stock in exchange for a specified number of shares of common stock of Group as contemplated herein (the "Share Exchange"); and

         WHEREAS, in order to further advance the purposes herein stated, Group desires to transfer, and TOC desires to acquire, all of the issued and outstanding shares of common stock of Group's direct subsidiaries (the "Group Consolidation") (the Share Exchange and the Group Consolidation collectively referred to herein as the "Reorganization"); and

         WHEREAS, Group has filed with the Securities and Exchange Commission (the "SEC") a post-effective amendment to its registration statement on Form SB-2, as amended (the "Amended Registration Statement"), which relates to the registration of its continuous offering of subordinated notes; and

         WHEREAS, immediately following the date and time at which the SEC declares the Amended Registration Statement to be effective (the "Effective Time"), amendments to Finova's facilities with TIC and Group shall become effective.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and promises hereinafter set forth, the parties hereto agree as follows:

1.       Share Exchange.

         1.1 TIC Stock. On the Closing Date as defined in Section 8.1 below, Shareholder shall transfer to Group all of his right, title and interest in all shares of TIC common stock owned by him in proper form for transfer free and clear of all liens, claims, equities and encumbrances of any nature whatsoever.

         1.2 Group Stock. On the said Closing Date, Group shall issue to Shareholder ownership of 3,223,000 shares of its common stock in proper form for transfer free and clear of all liens, claims, equities and encumbrances of any nature whatsoever.

         1.3 Stock of Group's Direct Subsidiaries . On the said Closing Date, Group shall transfer to TOC all of its right, title and interest in all issued and outstanding shares of the common stock of each of its direct subsidiaries in proper form for transfer free and clear of all liens, claims, equities and encumbrances of any nature whatsoever.

2. Representations and Warranties of TIC and Shareholder. TIC and Shareholder each represents and warrants to Group and TOC as follows:

         2.1 Organization. TIC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of South Carolina and has full corporate power and authority to own all of its properties and assets and to carry on its business as it is now being conducted.

         2.2 Authority Relative to Agreement. TIC and Shareholder each have the power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Without limiting the generality of the foregoing, the board of directors of TIC and Shareholder have duly authorized the execution, delivery and performance of this Agreement. No other action by TIC or Shareholder is necessary for the due execution and delivery of this Agreement by them and the consummation by them of the transactions contemplated hereby or the performance of their obligations hereunder. This Agreement has been duly executed and delivered by TIC and Shareholder and is a valid and binding agreement by TIC and Shareholder enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally and by general equity principles.

         2.3 Non-Contravention. The execution and delivery of the Agreement by TIC and Shareholder does not, and the consummation by them of the transactions contemplated hereby and the performance by them of the obligations hereunder will not, (a) violate any provision of the articles of incorporation or by-laws of TIC (b) violate, or result in the termination of or the


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

acceleration of, or entitle any party to accelerate any obligation or indebtedness under, or result in the imposition of any lien upon or the creation of a security interest in any of the shares of TIC Stock transferred consistent with this agreement pursuant to, any mortgage, lien, lease, franchise, license, permit, agreement, instrument, law, rule, regulation, order, arbitration award, judgment or decree to which any or all of Shareholder, TIC or any of TIC's direct subsidiaries is a party or by which Shareholder, TIC, any of TIC's direct subsidiaries or any of TIC's other assets or properties is bound or affected or
(c) violate or conflict with any other restriction of any kind or character to which Shareholder, TIC or any of TIC's direct subsidiaries is subject.

         2.4 Consents, etc. Other than with respect to amending or otherwise reflecting the change in control of TIC on any consumer finance or related license issued to TIC or its subsidiaries by any state or federal agency, no consent, authorization, order of approval of, or filing or registration with, any governmental commission, board or other regulatory body which has not been obtained or made is required (i) for or in connection with the execution and delivery of this Agreement and the consummation by Shareholder or TIC of the transactions contemplated hereby and thereby and the performance by Shareholder and TIC of their obligations hereunder, or (ii) for the ongoing operations of TIC as presently conducted.

         2.5 Title to Shares. Shareholder is the direct owner of all of the issued and outstanding shares of TIC Stock free and clear of all options, liens, claims, charges or other encumbrances.

         2.6 Capital Stock of TIC. 2500 shares of TIC Stock are issued and outstanding as of the date hereof; and such shares are validly issued, fully paid and nonassessable, There are no outstanding obligations, warrants, options or other rights to subscribe for or purchase from TIC or Shareholder, or other plans, contracts or commitments providing for the issuance of, or the granting of rights to acquire, shares of stock of any class of TIC or any securities or other instruments convertible into or exchangeable for shares of stock of any class of TIC.

3. Representations and Warranties of Group. Group represents and warrants to Shareholder, TOC and TIC as follows:

         3.1 Organization. Group is a corporation duly incorporated, validly existing and in good standing under the laws of the State of South Carolina, and Group has full corporate power and authority to own all of its properties and assets and to carry on its business as it is now being conducted.

         3.2 Authority Relative to Agreement. Group has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated on the part of Group hereby. The execution and delivery by Group of this Agreement and the consummation by Group of the transactions contemplated hereby have been duly authorized by its board of directors. Other than such approval, no other corporate proceedings on the part of Group are necessary to authorize the execution and delivery of this Agreement and the consummation by Group of the transactions contemplated hereby or the performance of its obligations hereunder. This Agreement has been duly executed and delivered by Group and is a valid and binding agreement of Group, enforceable in accordance with its terms, except as such


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

enforceability may be limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors rights generally and by general equity principles.

         3.3 Non-Contravention. The execution and delivery of the Agreement by Group does not, and the consummation by Group of the transactions contemplated hereby and the performance by Group of the transactions contemplated hereby and the performance by Group of the obligations it is obligated to perform hereunder will not, (a) violate any provision of the articles of incorporation or by-laws of Group, (b) violate, or result in the violation of, any provision of, or result in the termination of or the acceleration of, or entitle any party to accelerate any obligation or indebtedness under, any mortgage, lien, lease, franchise, license, permit, agreement, instrument, law, order, arbitration award, judgment or decree to which Group is a party or by which Group or any of its assets or property is bound or affected, or (c) violate or conflict with any other restriction of any kind or character to which Group is subject, which would prevent, or significantly restrict or delay, the consummation of the transactions contemplated hereby.

         3.4 Consents, etc. Other than obtaining the SEC's order of effectiveness with respect to the Amended Registration Statement, no consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body which has not been obtained or made is required for or in connection with the execution and delivery of this Agreement, and the consummation by Group of the transactions contemplated hereby and the performance by Group hereunder.

         3.5 Title to Shares. Group is the holder of all of the issued and outstanding shares of common stock of each of its direct subsidiaries free and clear of all options, liens, claims, charges or other encumbrances.

         3.6 Capital Stock of Direct Subsidiaries. There are no outstanding obligations, warrants, options or other rights to subscribe for or purchase from Group, or other plans, contracts or commitments providing for the issuance of, or the granting of rights to acquire, shares of stock of any class of any of Group's direct subsidiaries or any securities or other instruments convertible into or exchangeable for shares of stock of any class of Group's direct subsidiaries.

4. Representations and Warranties of TOC. TOC represents and warrants to Shareholder and TIC as follows:

         4.1 Organization. TOC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of South Carolina, and Group has full corporate power and authority to own all of its properties and assets and to carry on its business as it is now being conducted.

         4.2 Authority Relative to Agreement. TOC has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated on the part of TOC hereby. The execution and delivery by TOC of this Agreement and the consummation by TOC of the transactions contemplated hereby have been duly authorized by its board of


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

directors. Other than such approval, no other corporate proceedings on the part of TOC are necessary to authorize the execution and delivery of this Agreement and the consummation by TOC of the transactions contemplated hereby or the performance of its obligations hereunder. This Agreement has been duly executed and delivered by TOC and is a valid and binding agreement of TOC, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors rights generally and by general equity principles.

         4.3 Non-Contravention. The execution and delivery of the Agreement by TOC does not, and the consummation by TOC of the transactions contemplated hereby and the performance by TOC of the transactions contemplated hereby and the performance by TOC of the obligations it is obligated to perform hereunder will not, (a) violate any provision of the articles of incorporation or by-laws of TOC, (b) violate, or result in the violation of, any provision of, or result in the termination of or the acceleration of, or entitle any party to accelerate any obligation or indebtedness under, any mortgage, lien, lease, franchise, license, permit, agreement, instrument, law, order, arbitration award, judgment or decree to which TOC is a party or by which TOC or any of its assets or property is bound or affected, or (c) violate or conflict with any other restriction of any kind or character to which TOC is subject, which would prevent, or significantly restrict or delay, the consummation of the transactions contemplated hereby.

         4.4 Consents, etc. No consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body which has not been obtained or made is required for or in connection with the execution and delivery of this Agreement, and the consummation by TOC of the transactions contemplated hereby and the performance by TOC hereunder.


5. Additional Agreements. Each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to carry out the purposes of this Agreement, including, without limitation, Group's obtaining the SEC's order of effectiveness with respect to the Amended Registration Statement. As soon as reasonably practicable each party to this Agreement shall, or cause its or its affiliates' proper officers and/or directors to, take all such necessary action.


6. Characterization. It is intended by all parties to this Agreement that the transactions contemplated herein when consummated will together constitute a tax free reorganization under the Internal Revenue Code and any other applicable law of the United States and the similar laws of all pertinent states.

7. Conditions to Close. The obligations of each of the parties to this Agreement to consummate the transactions provided for herein on the Closing Date are subject to the fulfillment on or before the Closing Date of each of the following conditions, except to the extent that a party to this Agreement may, in its absolute discretion, waive one or more thereof in writing in whole or in part:

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

         7.1 Representations and Warranties. The representations and warranties of each party contained in this Agreement and in any schedule, certificate or agreement furnished pursuant to this Agreement shall be true and correct in all material respects as of the Closing Date with the same force and effect as if made on and as of such date.

         7.2 Covenants. Each of the parties to this Agreement shall have performed and complied with all of its covenants hereunder in all material respects through the Closing Date.

         7.3 Effective Amended Registration Statement. Group shall have obtained the SEC's order of effectiveness with respect to the Amended Registration Statement.

         7.4 Third Party Consents. Each of the parties to this Agreement shall have obtained any and all necessary third party consents.

         7.5 Litigation. No action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order decree, ruling or charge shall be in effect).

         7.6 Licenses. TIC shall have taken all action necessary to reflect its change of control with respect to any consumer finance or related license issued to it or any of its subsidiaries by any federal, state, local, or foreign government or governmental agency.

         7.7 Governmental Authorizations. Each of the parties to this Agreement shall have received any and all other authorizations, consents, or approvals of any federal, state, local, or foreign government or governmental agency.

8.       Closing.

         8.1 Closing Date. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been terminated, the closing (the "Closing") of the transactions contemplated by this Agreement shall take place immediately following the Effective Time. The date and time of such Closing are herein referred to as the "Closing Date."

         8.2 Articles of Share Exchange. As soon as practicable following the Closing Date, Group shall execute Articles of Share Exchange relating to the Share Exchange (the "Articles of Share Exchange") and cause the Articles of Share Exchange to be delivered for filing and recordation with the Secretary of State of the State of South Carolina in accordance with the South Carolina Business Corporation Act ("SCBCA").

         8.3 Effective Time. The Reorganization shall become effective at the time set forth in the Articles of Share Exchange in accordance with the SCBCA.


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

9.  Miscellaneous Provisions

         9.1 Gender/Number. Wherever used herein, the genders shall be interchangeable. Wherever used herein, the singular shall include the plural, and the plural shall include the singular.

         9.2 Entire Agreement. This is the entire between the parties and all prior negotiations have been merged herein.

         9.3 Third Parties. This Agreement is not intended to confer upon any person or entity who or which is not a party to this Agreement any rights or remedies hereunder.

         9.4 Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of South Carolina without giving effect to the conflicts of law principles thereof. Each of the parties submits to the jurisdiction of any federal court sitting in the state of South Carolina in any proceeding arising out or relating to this agreement or any of the transactions contemplated herein and agrees that all claims in respect of the action or proceeding may be determined in any such court. Each of the parties hereby waives the right to object to any such filing on the basis of improper venue and waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought.

         9.5 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this agreement. Wherever used herein to refer to section numbers, the terms "section number" and "paragraph number" shall be interchangeable.

         9.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which will constitute one and the same instrument.

         9.7 Severability. The terms of this Agreement shall be severable and to the extent a court of competent jurisdiction determines that any term and/or provision and/or portion of this agreement is unenforceable, the remainder of this agreement shall remain in full force and effect and shall be interpreted as if said unenforceable term(s) and/or provision(s) and/or portion(s) of this agreement had been excluded from this agreement.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the day and year first above written.

ATTEST:                                     THAXTON INVESTMENT CORPORATION
   (ATTACH SEAL)


/s/     Allan F. Ross                        By: /s/    James D. Thaxton
------------------------------                   -------------------------------
          Secretary                              James D. Thaxton, President

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


ATTEST:                                     THE THAXTON GROUP, INC.
   (ATTACH SEAL)


/s/     Allan F. Ross                        By: /s/    James D. Thaxton
------------------------------                   -------------------------------
         Secretary                               James D. Thaxton, President


ATTEST:                                     THAXTON OPERATING COMPANY
   (ATTACH SEAL)


/s/    Allan F. Ross                          By:/s/    James D. Thaxton
------------------------------                   -------------------------------
         Secretary                               James D. Thaxton, President





SHAREHOLDER


(SEAL)                                              /s/   James D. Thaxton
                                                  ------------------------------
                                                       James D. Thaxton


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